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                                                                EXHIBIT(h)(1)(i)


                              AMENDMENT NUMBER FIVE

                                     TO THE

                            FUND ACCOUNTING AGREEMENT


         THIS AMENDMENT NUMBER FIVE, dated January 28, 2000, to the Fund Accounting Agreement dated May 31, 1997 (the "Agreement") by and between the parties set forth in Schedule A, attached hereto and incorporated by reference and Van Kampen Investment Advisory Corp., a Delaware corporation ("Advisory Corp.").

                              W I T N E S S E T H

         WHEREAS, the following parties, each being an open-end management investment company as that term is defined in the Investment Company Act of 1940, as amended, wishes to become party to the Agreement:

         Van Kampen Equity Trust ("Equity Trust")
         -----------------------
             on behalf of its series
              Van Kampen Small Company Growth Fund ("Small Company Growth Fund") Van Kampen Select Growth Fund ("Select Growth Fund")
              Van Kampen Small Cap Growth Fund ("Small Cap Growth Fund")

         Van Kampen Equity Trust II ("Equity Trust II")
         --------------------------
             on behalf of its Series
              Van Kampen Tax Managed Equity Growth Fund


         WHEREAS, the original parties desire to add the aforementioned additional entities as parties to the Agreement;

         NOW, THEREFORE, in consideration of the promises and mutual covenants spelled out in the Agreement and herein, it is hereby agreed that Schedule A of the Agreement be amended to add the parties mentioned above as parties to the Agreement.



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         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.



ALL OF THE PARTIES SET FORTH IN SCHEDULE A



By:  /s/ John L. Sullivan
   ------------------------------------
    John L. Sullivan
    Treasurer, Vice President
    and Chief Financial Officer




VAN KAMPEN INVESTMENT ADVISORY CORP.



By: /s/ Dennis J. McDonnell
   ------------------------------------
    Dennis J. McDonnell
    President



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                                   SCHEDULE A


I. FUNDS ADVISED BY VAN KAMPEN INVESTMENT ADVISORY CORP. ("INVESTMENT ADVISORY CORP.") (COLLECTIVELY, THE "FORMER VAN KAMPEN FUNDS"):

CLOSED END FUNDS
----------------

Van Kampen Municipal Income Trust
Van Kampen California Municipal Trust
Van Kampen High Income Trust
Van Kampen High Income Trust II
Van Kampen Investment Grade Municipal Trust
Van Kampen Municipal Trust
Van Kampen California Quality Municipal Trust
Van Kampen Florida Quality Municipal Trust
Van Kampen New York Quality Municipal Trust
Van Kampen Ohio Quality Municipal Trust
Van Kampen Pennsylvania Quality Municipal Trust
Van Kampen Trust For Insured Municipals
Van Kampen Trust For Investment Grade Municipals
Van Kampen Trust For Investment Grade California Municipals Van Kampen Trust For Investment Grade Florida Municipals
Van Kampen Trust For Investment Grade New Jersey Municipals Van Kampen Trust For Investment Grade New York Municipals
Van Kampen Trust For Investment Grade Pennsylvania Municipals Van Kampen Municipal Opportunity Trust
Van Kampen Advantage Municipal Income Trust
Van Kampen Advantage Pennsylvania Municipal Income Trust
Van Kampen Strategic Sector Municipal Trust
Van Kampen Value Municipal Income Trust
Van Kampen California Value Municipal Income Trust
Van Kampen Massachusetts Value Municipal Income Trust
Van Kampen New Jersey Value Municipal Income Trust
Van Kampen New York Value Municipal Income Trust
Van Kampen Ohio Value Municipal Income Trust
Van Kampen Pennsylvania Value Municipal Income Trust
Van Kampen Municipal Opportunity Trust II
Van Kampen Florida Municipal Opportunity Trust
Van Kampen Advantage Municipal Income Trust II
Van Kampen Select Sector Municipal Trust


INSTITUTIONAL FUNDS
-------------------

II. FUNDS ADVISED BY VAN KAMPEN MANAGEMENT INC. ("MANAGEMENT INC.") (COLLECTIVELY, THE "FORMER VAN KAMPEN FUNDS"):

The Explorer Institutional Trust
--------------------------------
   on behalf of its series
Explorer Institutional Active Core Fund
Explorer Institutional Limited Duration Fund



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OPEN END FUNDS
--------------


III. FUNDS ADVISED BY VAN KAMPEN ASSET MANAGEMENT INC. (COLLECTIVELY, THE "ASSET MANAGEMENT FUNDS")


Van Kampen Comstock Fund ("Comstock Fund")
Van Kampen Corporate Bond Fund ("Corporate Bond Fund")
Van Kampen Emerging Growth Fund ("Emerging Growth Fund")
Van Kampen Enterprise Fund ("Enterprise Fund")
Van Kampen Equity Income Fund ("Equity Income Fund")
Van Kampen Global Managed Assets Fund ("Global Managed Assets Funds")
Van Kampen Government Securities Fund ("Government Securities Fund")
Van Kampen Government Target Fund ("Government Target Fund")
Van Kampen Growth and Income Fund ("Growth and Income Fund")
Van Kampen Harbor Fund ("Harbor Fund")
Van Kampen High Income Corporate Bond Fund ("High Income Corporate Bond Fund")


Van Kampen Life Investment Trust ("Life Investment Trust" or "LIT")
--------------------------------
on behalf of its Series
   Enterprise Portfolio ("LIT Enterprise Portfolio")
   Domestic Income Portfolio ("LIT Domestic Income Portfolio")
   Emerging Growth Portfolio ("LIT Emerging Growth Portfolio")
   Government Portfolio ("LIT Government Portfolio")
   Asset Allocation Portfolio ("LIT Asset Allocation Portfolio")
   Money Market Portfolio ("LIT Money Market Portfolio")
   Morgan Stanley Real Estate Securities Portfolio ("LIT Morgan Stanley Real Estate Securities Portfolio")
   Growth and Income Portfolio ("LIT Growth and Income Portfolio")
   Strategic Stock Portfolio ("LIT Strategic Stock Portfolio")
   Comstock Portfolio ("LIT Comstock Portfolio")


Van Kampen Limited Maturity Government Fund ("Limited Maturity Government Fund") Van Kampen Pace Fund ("Pace Fund")
Van Kampen Real Estate Securities Fund ("Real Estate Securities Fund")
Van Kampen Reserve Fund ("Reserve Fund")


Van Kampen Tax-Exempt Trust ("Tax-Exempt Trust")
---------------------------
on behalf of its Series
   Van Kampen High Yield Municipal Fund ("High Yield Municipal Fund")


Van Kampen Equity Trust II ("Equity Trust II")
--------------------------
on behalf of its Series
   Van Kampen Technology Fund


Van Kampen U.S. Government Trust for Income ("U.S. Government Trust for Income")



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IV. FUNDS ADVISED BY VAN KAMPEN INVESTMENT ADVISORY CORP. (COLLECTIVELY, THE
"INVESTMENT ADVISORY CORP. FUNDS")


Van Kampen U.S. Government Trust ("U.S. Government Trust")
--------------------------------
on behalf of its series
   Van Kampen U.S. Government Fund ("U.S. Government Fund")


Van Kampen Tax Free Trust ("Tax Free Trust")
-------------------------
on behalf of its series
   Van Kampen Insured Tax Free Income Fund ("Insured Tax Free Income Fund") Van Kampen Tax Free High Income Fund ("Tax Free High Income Fund")
   Van Kampen California Insured Tax Free Fund ("California Insured Tax Free Fund")
   Van Kampen Municipal Income Fund ("Municipal Income Fund")
   Van Kampen Intermediate Term Municipal Income Fund (Intermediate Term Municipal Income Fund")
   Van Kampen Florida Insured Tax Free Income Fund ("Florida Insured Tax Free Income Fund")
   Van Kampen New York Tax Free Income Fund ("New York Tax Free Income Fund") Van Kampen California Municipal Income Fund ("California Municipal Income Fund")
   Van Kampen Michigan Tax Free Income Fund ("Michigan Tax Free Income Fund") Van Kampen Missouri Tax Free Income Fund ("Missouri Tax Free Income Fund") Van Kampen Ohio Tax Free Income Fund ("Ohio Tax Free Income Fund")


Van Kampen Trust ("VK Trust")
----------------
on behalf of its series
   Van Kampen High Yield Fund ("High Yield Fund")
   Van Kampen Strategic Income Fund ("Strategic Income Fund")
   Van Kampen Managed Short Term Income Fun d ("Managed Short Term Income Fund")


Van Kampen Equity Trust ("Equity Trust")
-----------------------
on behalf of its series
   Van Kampen Utility Fund ("Utility Fund")
   Van Kampen Growth Fund ("Growth Fund")
   Van Kampen Mid Cap Value Fund ("Mid Cap Value Fund")
   Van Kampen Great American Companies Fund ("Great American Companies Fund") Van Kampen Prospector Fund ("Prospector Fund")
   Van Kampen Aggressive Growth Fund ("Aggressive Growth Fund")
   Van Kampen Small Cap Value Fund ("Small Cap Value Fund")
   Van Kampen Small Company Growth Fund ("Small Company Growth Fund")
   Van Kampen Select Growth Fund ("Select Growth Fund")
   Van Kampen Small Cap Growth Fund ("Small Cap Growth Fund")


Van Kampen Equity Trust II ("Equity Trust II")
--------------------------
on behalf of its Series
   Van Kampen Tax Managed Equity Growth Fund


   Van Kampen Pennsylvania Tax Free Income Fund ("Pennsylvania Tax Free Income Fund")


Van Kampen Tax Free Money Fund ("Tax Free Money Fund")



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